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                                                                    EXHIBIT 10.3

    SECOND AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY AND
                               ESCROW INSTRUCTIONS

     THIS SECOND AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY AND ESCROW INSTRUCTIONS (this "Amendment") is dated as of this 1st day of March 2007 (the "Amendment Date"), by and between NNN VF INTERWOOD, LP, a Texas limited partnership ("Seller"); and TRIPLE NET PROPERTIES, LLC, a Virginia limited liability company ("Buyer").

                                    Recitals

     A. Seller is the owner of that certain real property located in Harris County, Texas (the "Property"), and more particularly described in that certain Agreement for Purchase and Sale of Real Property and Escrow Instructions between Seller and Buyer with an Effective Date of January 10, 2007 (the "Agreement").

     B. The Agreement was amended by that certain First Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions, dated as of January 12, 2007 (the "First Amendment"). The Agreement and the First Amendment may be collectively referred to herein as the "Agreement." Any and all capitalized terms used herein but not defined shall have the meanings set forth in the Agreement.

     B. Seller agreed to sell, and Buyer agreed to purchase, the Property in accordance with the terms and conditions set forth in the Agreement.

     C. Seller and Buyer desire to amend the Agreement as set forth herein.

                                    Agreement

     NOW, THEREFORE, in consideration Ten and No/100 Dollars ($10.00) cash in hand, the agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Closing Extension. The Seller and Buyer agree that Closing shall be extended until Friday, March 30, 2007.

     2. Counterparts; Electronic Transmission of Signatures. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument. The submission of a signature page transmitted by facsimile (or similar electronic transmission facility) shall be considered as an "original" signature page for purposes of this Amendment.

     3. Ratification. Except as provided herein, the parties hereto acknowledge and agree that the Agreement is unmodified and remains in full force and effect and the parties hereby ratify and affirm the same.

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year above written.

SELLER:                                 NNN VF INTERWOOD, LP,
                                        a Texas limited partnership

                                        By: NNN VF Interwood GP, LLC,
                                            a Texas limited liability company,
                                            its General Partner

                                        By: Triple Net Properties, LLC
                                            a Virginia limited liability
                                            company,
                                            its Manager


                                        By: /s/ Richard Hutton
                                            ------------------------------------
                                        Name: Richard Hutton
                                        Title: Executive Vice President


BUYER:                                  TRIPLE NET PROPERTIES, LLC
                                        a Virginia limited liability company


                                        By: /s/ Jeff Hanson
                                            ------------------------------------
                                        Name: Jeff Hanson
                                        Title: Managing Director - Real Estate